                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

[ X ]  Filed by the Registrant
[   ]  Filed by a Party other than the Registrant

Check the appropriate box:
[ X ] Preliminary Proxy Statement
                                        [   ] Confidential, For Use of
                                              the Commission Only  (as permitted
                                              by Rule 14a-6(e)(2))
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Section 240.14a-11(c)
       or Section 240.14a-12

                              SEI TAX EXEMPT TRUST
                    ---------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              SEI TAX EXEMPT TRUST
                   --------------------------------------------
                  (NAME OF PERSON(S) FILING PROXY STATEMENT, IF
                           OTHER THAN THE REGISTRANT )

Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1) Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------
         (2) Aggregated number of securities to which transaction applies:

          ----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------
         (5) Total fee paid:

          ----------------------------------------------------------------
[   ]     Fee paid previously preliminary materials:

         -----------------------------------------------------------------
[   ]    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount Previously Paid:

         ----------------------------------------------------------------
         (2)  Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------
         (3)  Filing Party:

         ----------------------------------------------------------------
         (4)  Dated Filed:
         ----------------------------------------------------------------

                              SEI TAX EXEMPT TRUST

                        PENNSYLVANIA MUNICIPAL BOND FUND



Dear Shareholder,

A shareholder meeting of the Pennsylvania Municipal Bond Fund (the "Fund") of SEI Tax Exempt Trust (the "Trust") has been scheduled for August 29, 2000.

If you were a shareholder of record as of the close of business on June 30, 2000, you are entitled to vote at the meeting and any adjournment of the meeting. While you are, of course, welcome to join us at the meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. It is important and in your interest for you to vote so that a quorum will be present and a maximum number of shares may be voted. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED.

The attached proxy statement is designed to give you information relating to each of the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

     1. Authorizing the Board of Trustees of the Trust to approve additional and replacement sub-advisers for the Fund without shareholders approval of such sub-advisers contracts.

     2. Approving the selection of SEI Investments Management Corporation ("SIMC") as investment adviser for the Fund and approval of a form of investment advisory agreement between the Trust, on behalf of the Fund, and SIMC.

     3. Approving the selection of the current investment adviser, Deutsche Asset Management, Inc. ("DeAM") as investment sub-adviser to the Fund and approval of a form of sub-advisory agreement between SIMC and DeAM.

Your vote is important to us. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.

Sincerely,
/s/ Edward D. Loughlin
President and Chief Executive Officer

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals.


                              QUESTIONS AND ANSWERS

Q.  WHY AM I RECEIVING THIS PROXY STATEMENT?

A. The Board of Trustees is proposing the implementation of a "Manager of Managers" structure for the Pennsylvania Municipal Bond Fund (the "Fund") of SEI Tax Exempt Trust (the "Trust"). Under this structure, the Board of Trustees may approve additional or replacement sub-advisers to the Fund without shareholder approval. Most other funds in the SEI family operate as "Manager of Managers" funds and the Board of Trustees has found that structure to be very efficient. Using a "Manager of Managers" structure will permit the Board of Trustees to hire new or additional sub-advisers without incurring the considerable expense of shareholder meetings.

In addition, the Board of Trustees is seeking the approval of SEI Investments Management Corporation ("SIMC") as the investment adviser for the Fund and the Fund's current adviser, Deutsche Asset Management, Inc. ("DeAM") as the sub-adviser to the Fund.

Q. WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?

A. The Investment Company Act of 1940, which regulates investment companies in the United States such as the Fund, requires a shareholder vote to approve new investment advisory agreements, including sub-advisory agreements. The Securities and Exchange Commission has granted a partial exemption from this requirement to allow the appointment of sub-advisers without shareholder approval. However, before funds in the SEI family may take advantage of this exemption, shareholders must approve the "Manager of Managers" structure and select SIMC as the Fund's adviser.

Q.  HOW WILL THIS AFFECT MY ACCOUNT?

A. The approval of SIMC as the investment adviser for the Fund will have no effect on the nature or quality of services you will receive as a shareholder. The terms of the proposed new investment advisory agreement are substantially similar to the terms of the Fund's current investment advisory agreement, except for the dates of execution, identity of the investment adviser and provisions related to the "Manager of Managers" structure. DeAM will manage the Fund's investments on a daily basis, just as before.

While the level of compensation paid to SIMC by the Fund for advisory services will be 0.15% higher than the fee paid under its management agreement to the current adviser, SEI Fund Management will contractually reduce its administrative fee under its management agreement by 0.15% for the Fund. Therefore, the total expenses for the Fund will not be increased.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Yes. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.  HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A. After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of each Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

Q.  WHOM DO I CALL IF I HAVE QUESTIONS?

A. We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern Standard Time, Monday through Friday.

Q.  WHERE DO I MAIL MY PROXY CARD?

A.  You may use the enclosed postage-paid envelope to mail your proxy card.

                              SEI TAX EXEMPT TRUST
                              101 FEDERAL STREET
                                BOSTON, MA 02110

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 29, 2000

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Pennsylvania Municipal Bond Fund (the "Fund") of SEI Tax Exempt Trust (the "Trust") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Tuesday, August 29, 2000, at 10:00 a.m.

     At the Meeting, shareholders of the Fund (the "Shareholders") will be asked to consider and act on a new management structure and new advisory and sub-advisory agreements (the "Proposals"). The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

     1. To authorize the Board of Trustees to appoint additional or replacement investment sub-advisers for the Fund without Shareholder approval of such sub-advisers' contracts.

     2. To approve the selection of SIMC as the investment adviser for the Fund, and to approve the form of investment advisory agreement between the Trust, on behalf of the Fund, and SIMC.

     3. To approve the selection of Deutsche Asset Management, Inc. ("DeAM") as an investment sub-adviser for the Fund, and to approve the form of investment sub-advisory agreement between SIMC and DeAM.

     Proposal 2 relates to the approval by Shareholders of the selection of SIMC as investment adviser to the Fund and the approval of a form of investment advisory agreement for this Fund, as described in the accompanying Proxy Statement. A copy of the Investment Advisory Agreement is attached as Exhibit A to the Proxy Statement.

     In connection with the approval of SIMC as investment adviser, Proposal
3 solicits Shareholder approval of the selection of the current investment adviser for the Fund as investment sub-adviser for the Fund and of a form of investment sub-advisory agreement for the Fund. A copy of the general form of investment sub-advisory agreement is attached as Exhibit B to the Proxy Statement. If the management structure discussed in Proposal 1 of the Proxy Statement is approved, the Trustees would be able, without Shareholder approval, to replace the sub-adviser and/or appoint additional or replacement sub-advisers and to approve new investment sub-advisory agreements whose terms are different from those of the investment sub-advisory agreement attached as Exhibit B to the Proxy Statement.

     In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session thereof.

                        BY ORDER OF THE BOARD OF TRUSTEES

                           RICHARD W. GRANT, SECRETARY

     All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

     Shareholders of record at the close of business on June 30, 2000 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

August 1, 2000


                              SEI TAX EXEMPT TRUST
                               101 FEDERAL STREET
                                BOSTON, MA 02110

                                 PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Tax Exempt Trust (the "Trust") for use at the Special Meeting of Shareholders to be held on August 29, 2000 at 10:00 a.m. at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the Pennsylvania Municipal Bond Fund (the "Fund") of the Trust ("Shareholders") of record at the close of business on June 30, 2000 are entitled to vote at the Meeting. As of June 30, 2000, the Fund had 9,476,207 units of beneficial interest ("shares") issued and outstanding.

     Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares to be voted at the Meeting. Shareholders of each class of the Fund will vote together on each Proposal.

     In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SIMC, the Shareholder Servicing Agent for the Trust, and third parties hired for such purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by the Trust, except that SIMC will bear the cost of the portion of the Proxy Statement relating to the approval of SIMC as investment adviser. The proxy card and this Proxy Statement are being mailed to Shareholders on or about August 1, 2000.

     Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

     The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Fund to vote on a new management structure; approval of a new investment adviser; and selection of the Fund's current adviser as sub-adviser (the "Proposals").

     The summary voting table below sets forth the action required by
     Shareholders:

          PROPOSAL
          --------

          1. To authorize the Board of Trustees to appoint additional or replacement investment sub-advisers without Shareholder approval of such sub-advisers' contracts.

          2. To authorize SIMC to act as investment adviser to the Fund and approve the investment advisory agreement between the Fund and SIMC.

          3. To approve the selection of Deutsche Asset Management, Inc. ("DeAM") as an investment sub-adviser for the Fund, and to approve the form of investment sub-advisory agreement between SIMC and DeAM.

     The Proposals relate to implementation of a "Manager of Managers" structure that has been approved by the Trust's Board of Trustees for the Fund. Under this structure, SIMC would act as investment adviser to the Fund and would be responsible for recommending to the Trustees additional or replacement investment sub-advisers for the Fund. Apart from Shareholder approval, this structure required an order of exemption from the Securities and Exchange Commission (the "SEC"), which has been granted. The "Manager of Managers" structure may enable the Fund to achieve a higher degree of management efficiency and will reduce the need for Shareholder meetings in the future. In connection with the "Manager of Managers" structure, the Trustees have approved the selection of SIMC as Investment Adviser to the Fund.

     This Proxy Statement also seeks approval of the selection of the current investment adviser to the Fund to serve as investment sub-adviser to the Fund. If the "Manager of Managers" structure is implemented for the Fund, the Trustees would be able, upon the recommendation of SIMC and without Shareholder approval, to replace the sub-advisers and/or appoint additional sub-advisers to the Fund, and to utilize investment sub-advisory agreements for the Fund.


          1. AUTHORIZATION FOR THE BOARD OF TRUSTEES TO APPOINT INVESTMENT SUB-ADVISERS FOR THE FUND WITHOUT SHAREHOLDER APPROVAL OF SUCH SUB-ADVISERS' CONTRACTS.

     Section 15(a) of the Investment Company Act of 1940 (the "1940 Act") requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement would apply to appointment of sub-advisers to the Fund even if SIMC were the investment adviser. The SEC has granted conditional exemptions from the shareholder approval requirements. The Trust has received such an exemption, and, if these Proposals are approved, the Board of Trustees would, without Shareholder approval, be able to appoint additional or replacement sub-advisers (each a "Manager" and, collectively, the "Managers"). The Board would not, however, be able to replace SIMC as investment adviser to the Fund without complying with the 1940 Act and applicable regulations governing Shareholder approval of advisory contracts.

     The Proposals contained in this Proxy Statement are intended to facilitate the efficient operation of the "Manager of Managers" structure and afford the Trust increased management flexibility. Assuming SIMC, which currently serves as investment adviser and Manager of Managers for five of the other funds of the Trust, is approved as investment adviser to the Fund under Proposal 2, it will continuously monitor the performance of the Managers and may from time to time recommend that the Board of Trustees replace one or more Managers or appoint additional Managers, depending on SIMC's assessment of what combination of Managers it believes will optimize the Fund's chances of achieving its investment objective. Accordingly, while there is no way of knowing exactly how often SIMC may recommend, and the Board approve, the selection of an additional Manager, or the replacement of an existing Manager, both of which would typically require a Shareholder meeting, it is not unlikely that the Manager of Managers structure would result in more frequent Shareholder meetings than would otherwise be the case. However, since the SEC has granted the exemption, the Trustees will not be required to call a shareholder meeting each time a new Manager is approved.

     Shareholder meetings entail substantial costs which could reduce the hoped for benefits of the Manager of Managers structure. These costs must be weighed against the benefits of Shareholder scrutiny of proposed contracts with additional or replacement Managers; however, even in the absence of Shareholder approval, any proposal to add or replace Managers would receive careful review. First, SIMC would assess the Fund's needs and, if it believed additional or replacement Managers could benefit the Fund, would systematically search the relevant universe of available investment Managers. Second, any recommendations made by SIMC would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. Finally, any selections of additional or replacement Managers would have to comply with conditions contained in the SEC exemption.

     This Proposal will facilitate the appointment of additional and replacement sub-advisers without a Shareholder vote if SIMC serves as Manager of Managers for the Fund.

         THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

     2. APPROVAL OF AN INVESTMENT ADVISER AND THE INVESTMENT ADVISORY AGREEMENT FOR THE FUND

     The Board of Trustees is recommending that Shareholders of the Fund approve SIMC as the investment adviser of the Fund and approve the form of investment advisory agreement (the "Investment Advisory Agreement") between the Trust and SIMC relating to the Fund (which is attached as Exhibit A to this Proxy Statement). The description of the Investment Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the Investment Advisory Agreement with respect to the Fund at a meeting held June 19-20, 2000. SIMC already serves as investment adviser to five of the other funds of the Trust pursuant to an Investment Advisory Agreement dated April 16, 1996, between SIMC and the Trust, on behalf of those funds.

     DESCRIPTION OF THE FUND. The Fund seeks to provide current income exempt from Federal and Pennsylvania income taxes consistent with the preservation of capital. Under normal circumstances, at least 80% of the Fund's assets will be invested in investment grade municipal securities that generate income exempt from Federal and Pennsylvania state income taxes.

     TERMINATION OF THE CURRENT INVESTMENT ADVISORY AGREEMENT. Deutsche Asset Management, Inc. ("DeAM"), formerly Morgan Grenfell Capital Management Incorporated, currently serves as investment adviser to the Fund pursuant to an investment advisory agreement dated July 3, 1995 ("Current Advisory Agreement"). The Current Advisory Agreement between DeAM and the Fund was approved by Shareholders at a meeting of shareholders held on September 28, 1995. The Board of Trustees voted on June 19, 2000, to terminate this agreement based upon the Board's determination that the selection of SIMC to provide investment advisory services as described herein will be in the best interests of the Fund. The Board also approved SIMC as the new investment adviser, and DeAM as the new sub-adviser, effective upon approval by Shareholders.

     NEW INVESTMENT ADVISORY AGREEMENT. Other than the identity of the investment adviser, the investment advisory fee, provisions concerning the "Manager of Managers" structure, treatment of excess expenses and provisions related to portfolio transaction, there are no material differences between the Investment Advisory Agreement and the Current Advisory Agreement. While the level of compensation paid to SIMC by the Fund for advisory services will be 0.15% higher than that paid to the current advisers, SEI Fund Management's ("SEI Management") contractual management fee under its management agreement ("Management Agreement") will be reduced by 0.15% for the Fund. As a result, the overall cost to the Fund of advisory and management services will not be increased.

     The table below sets forth information about the proposed level of fees payable to SIMC as investment adviser and SEI Management as administrator, and to the Manager, assuming that the Shareholders approve the "Manager of Managers" structure:

--------------------------------------------------------------------------------
                                     Current Fees                  Proposed Fees
--------------------------------------------------------------------------------
Investment Advisory Fees             0.20%                         0.35%
--------------------------------------------------------------------------------
Distribution Fees                    None                          None
--------------------------------------------------------------------------------
Administrative Fees                  0.35%                         0.20%*
--------------------------------------------------------------------------------
Other Expenses                       0.28%                         0.28%
--------------------------------------------------------------------------------
Total Fund Operating Expenses        0.83%                         0.83%
--------------------------------------------------------------------------------
*The contractual administrative fee payable to SEI Management for the Fund will be lowered by 0.15% in order to compensate for the increased level of advisory and sub-advisory fees payable under the "Manager of Managers" structure. Therefore, the total level of fees payable to SIMC and SEI Management, as well as overall level of expenses for the Fund, will remain the same.

     The following examples for the current fees and proposed fees are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Although your actual costs and returns might be different, your approximate costs of investing in $10,000 in the Fund would be:*

--------------------------------------------------------------------------------
                                     Current Fees                  Proposed Fees
--------------------------------------------------------------------------------
One Year                           $  85                          $  85
--------------------------------------------------------------------------------
Three Years                        $  265                         $  265
--------------------------------------------------------------------------------
Five Years                         $  460                         $  460
--------------------------------------------------------------------------------
Ten Years                          $  1,025                       $  1,025
--------------------------------------------------------------------------------
*The examples above assume that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period. The examples also assume that each year your investment has a 5% return, Fund operating expenses remain the same and you invest all dividends and distributions.

     COMPENSATION. Under the proposed Investment Advisory Agreement, the Trust would pay SIMC a fee, which is calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets of the Fund. As SIMC did not previously serve as investment adviser to the Fund, the aggregate investment advisory fee paid to SIMC during the last fiscal year was $0. For the fiscal year ended August 31, 1999, the Fund paid DeAM advisory fees of $223,734 (net of $0 waiver and/or reimbursement). If the proposed fee had been in place, the Fund would have paid advisory fees of $391,335 for the fiscal year ended August 31, 1999, a difference of $167,800 from the advisory fee paid to DeAM for the same period.

     DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENT. Under the Investment Advisory Agreement, SIMC will serve as investment adviser to the Fund and will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Fund. Subject to Board approval, SIMC, in turn, will enter into investment sub-advisory agreements with one or more Managers to exercise investment discretion over the assets (or a portion of the assets) of the Fund. Consistent with its goal of using multiple Managers to carry out the Fund's investment objective and policies, SIMC in the future may provide specific portfolio security advice with respect to all or some portion of the Fund's assets.

     SIMC will perform internal due diligence on prospective Managers for the Fund and monitor Manager performance using its proprietary investment adviser selection and monitoring process. SIMC will be responsible for communicating performance targets and evaluations to Managers, supervising each Manager's compliance with the Fund's fundamental investment objectives and policies, authorizing Managers to engage in certain investment techniques for the Fund, and recommending to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. SIMC also will recommend to the Board the addition of new Managers as it deems appropriate.

     For its services, SIMC will receive an advisory fee from the Fund based on the Fund's assets. SIMC will then pay the Managers out of this fee.

     Under this structure, the Trust will be operated in a manner that is distinctly different from almost all other investment companies. Most investment companies operate under a structure in which a single related group of companies provide investment advisory, administrative, and distribution services. Typically, the investment company pays the advisory fee to its investment adviser which, in turn, compensates internal portfolio managers who make specific securities selections. In contrast, the Fund will offer investors an opportunity to access, on a pooled investment basis, the core elements of SIMC investment adviser selection, monitoring, and asset allocation services. Under this "Manager of Managers" approach, SIMC will recommend and, if the Trustees approve the recommendation, monitor for the Fund one or more Managers using a range of investment styles.

     DURATION AND TERMINATION. Unless terminated earlier, the Investment Advisory Agreement shall continue in effect as to the Fund until on or about September 2002, and thereafter, for periods of one year for so long as such continuance is specifically approved with respect to the Fund at least annually
(i) by the vote of the holders of a majority of the outstanding shares of the Fund or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment. It is terminable at any time without penalty by the Trustees of the Trust or with respect to the Fund by a vote of a majority of the outstanding shares of the Fund on not less than 30 days' nor more than 60 days' written notice to SIMC. In addition, it is terminable by SIMC upon 90 days' written notice to the Trust.

     SIMC will discharge its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. The Investment Advisory Agreement provides that SIMC shall not be liable for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard by SIMC of its obligations or duties thereunder.

     DESCRIPTION OF THE INVESTMENT ADVISER. SIMC is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located at Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. Affiliates of SEI have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. As of May 31, 2000, SIMC acted in a similar "manager of managers" role with respect to $1,133 billion of client assets, including five other funds of the Trust.

     SIMC currently serves as investment adviser to more than [__] investment companies, including more than __ funds, which investment companies had more than [$______] billion in assets as of May 31, 2000.

     Listed below are the names and principal occupations of each of the directors and the principal executive officers of SIMC. The principal business address of each director and the principal executive officers, as it relates to their duties at SIMC, is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


     NAME                            TITLE
     -----                           -----
     Alfred P. West, Jr.             Director, Chairman and Chief Executive Officer
     Carmen V. Romeo                 Director, Executive Vice President
     Richard B. Lieb                 Director, Executive Vice President
     Edward D. Loughlin              Executive Vice President
     Dennis J. McGonigle             Executive Vice President
     Todd B. Cipperman               Senior Vice President, General Counsel & Secretary
     Cynthia M. Parrish              Vice President and Assistant Secretary

     DESCRIPTION OF THE ADMINISTRATOR. SEI Management serves as administrator of the Trust pursuant to the Management Agreement dated May 23, 1986. In connection with its role as Administrator, SEI Management provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel, and facilities, and acts as transfer agent, dividend disbursing agent, and shareholder servicing agent.

     For its management services under the current management arrangement, SEI Management is entitled to a fee which is calculated daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund.

     For the fiscal year ended December 31, 1999, the Fund paid to SEI Management $391,463 in administration fees. In addition, SEI Management reimbursed expenses of $101,203.

     Once the "Manager of Managers" structure is in place, SEI Management's management fee will be reduced by 0.15% for the Fund operating under that structure in order to compensate for the increased advisory and sub-advisory fees payable under that structure.

     TRUSTEES' CONSIDERATION. At a meeting held June 19-20, 2000, the Board of Trustees reviewed SIMC's qualifications to act as investment adviser for the Fund, placing particular emphasis on its proposed role in recommending, monitoring and terminating Managers, subject to Board of Trustee oversight, and its performance as investment adviser for the Fund. The Trustees received written and oral information regarding SIMC's key personnel, its experience in selection and evaluation of investment Managers and research performed by SIMC and others that had led SIMC to recommend a "Manager of Managers" structure (i.e., one in which SIMC would act as the investment adviser and one or more Managers would assume substantial day-to-day investment responsibilities). In recommending that the Shareholders approve the Investment Advisory Agreement, the Trustees carefully evaluated the experience of SIMC's key personnel in institutional investing and the quality of services SIMC is expected to provide to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Fund since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Fund by SIMC; (4) the distinct investment objective and policies of the Fund; (5) that the total compensation payable to SIMC by the Fund under the Investment Advisory Agreement and the Management Agreement will be at the same rate as the compensation payable to SIMC and the proposed sub-advisers under the existing Investment Advisory Agreement and the Management Agreement; (6) the history, reputation, qualification and background of SIMC as well as the qualifications of its personnel and its financial condition; (7) its performance record; (8) the benefits expected to be realized as a result of the "Manager of Managers" structure; and (9) other factors deemed relevant. The Trustees also reviewed the fees to be paid to SIMC in comparison to those being charged in the relevant segment of the mutual fund business.

     In the event Shareholders of the Fund do not approve the selection of SIMC as investment adviser and the Investment Advisory Agreement between the Trust, on behalf of the Fund, and SIMC, or if the Shareholders of the Fund do not approve the "Manager of Managers" structure discussed in Proposal 1 of the Proxy Statement, at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

     3. APPROVAL OF AN INVESTMENT SUB-ADVISER AND THE INVESTMENT SUB-ADVISORY AGREEMENT FOR THE FUND

     The Board of Trustees is recommending that Shareholders of the Fund approve DeAM as investment sub-adviser of the Fund and approve the form of investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") between SIMC and DeAM which is attached as Exhibit B to this Proxy Statement. The description of the Investment Sub-Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

     Under the "Manager of Managers" structure, SIMC will have general oversight responsibility for the investment advisory services provided to the Fund, including formulating the Fund's investment policies and analyzing economic trends affecting the Fund. SIMC will be responsible for directing and evaluating the investment services provided by the Manager, including their adherence to the Fund's investment objectives and policies and the Fund's investment performance. In accordance with the Fund's investment objectives and policies, and under the supervision of SIMC and the Trust's Board of Trustees, DeAM will be responsible for the day-to-day investment management of all or a discrete portion of the assets of the Fund. DeAM will be authorized to make investment decisions for the Fund and place orders on behalf of the Fund to effect the investment decisions made.

     SIMC has obtained an exemptive relief from the SEC that permits SIMC, with the approval of the Trust's Board of Trustees, to retain Managers for the Fund without submitting the accompanying sub-advisory agreement to a vote of the Fund's shareholders. The exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify Shareholders in the event of any change in the identity of the Manager for the Fund.

     DUTIES UNDER THE INVESTMENT SUB-ADVISORY AGREEMENT. Under the
Investment Sub-Advisory Agreement, the DeAM makes the investment decisions for the assets of the Fund allocated to it by SIMC and continuously reviews, supervises, and administers the Fund's investment program with respect to these assets. DeAM is independent of SIMC and discharges its responsibilities subject to the supervision of SIMC and the Trustees of the Trust and in a manner consistent with the Fund's investment objectives, policies and limitations.

     DURATION AND TERMINATION. Unless terminated earlier, the Investment Sub-Advisory Agreement shall continue in effect through September 2002, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Fund or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the

Investment Advisory Agreement or Investment Sub-Advisory Agreement or who are not "interested persons" (as that term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. If the "Manager of Managers" structure is approved by the Shareholders of the Fund, the Trustees may add and replace Managers without Shareholder approval. This structure required an order of exemption from the SEC before becoming operative. Since SIMC has received exemptive relief from the SEC permitting it to engage a Manager without first obtaining approval of its investment sub-advisory agreement from a majority of the outstanding voting securities of the Fund(s) involved, the Investment Sub-Advisory Agreement shall become effective upon its approval by the Trust's Board of Trustees. Any Manager so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

     The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that SIMC's Investment Advisory Agreement is terminated. The Investment Sub-Advisory Agreement is terminable at any time without penalty by the Trustees of the Trust, or, with respect to the Fund, by a vote of a majority of the outstanding shares of the Fund on not less than 30 days' nor more than 60 days' written notice to the Fund's Manager. In addition, the Fund's Investment Sub-Advisory Agreement is terminable by the Fund's Sub-Adviser upon 90 days' written notice to the Trust or SIMC.

     DeAM will discharge its duties subject to the supervision of, and policies set by, the Board of Trustees and SIMC. The Investment Sub-Advisory Agreement provides that DeAM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations or duties, or from reckless disregard of its obligations or duties, under this Agreement, except as may otherwise be provided under provisions of applicable state law to the extent such provisions cannot be waived or modified hereby.

     COMPENSATION. Under the Investment Sub-Advisory Agreement, SIMC will pay DeAM a fee, which is calculated and paid monthly, based on an annual percentage rate of the month-end market value of assets of the Fund managed by DeAM. This rate is set at 0.20% of the average monthly market value of the assets of the Fund. For the fiscal year ended December 31, 1999, the Fund paid advisory fees of 0.20% of its average daily net assets.

     DESCRIPTION OF DEAM. DeAM currently acts as the adviser for the Fund. DeAM is a corporation formed in 1985 under the laws of the State of Delaware, to provide investment supervisory services. DeAM is wholly owned by Deutsche Asset Management Holdings, BV, a subsidiary of Deutsche Bank AG. The principle place of business of Deutsche Bank AG is Aktiengesellschaft, Taunusalage 12, D-60262 Frankfurt am Main Federal Republic of Germany. As of March 31, 2000, DeAM managed over $19 billion in client assets.

     Listed below are the names and principal occupations of each of the directors and the principal executive officers of DeAM. The principal business address of each director and the principal executive officers, as it relates to their duties at DeAM, is 885 Third Avenue, New York, New York 10022.


     NAME                            TITLE
     ----                            -----
     Joshua A. Winreich              Director and Chairman
     Dean Barr                       President and Chief Investment Officer
     David W. Baldt                  Director and Executive Vice President
     Audrey M. Jones                 Director and Executive Vice President
     Steven Schneider                Director and Vice President

     David W. Baldt, Director and Executive Vice President of DeAM has been the senior fund manager of the Fund since 1989. He has more than 28 years of investment experience.

     TRUSTEES' CONSIDERATION. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the general form of the Investment Sub-Advisory Agreement with respect to the Fund on June 19, 2000. The Trustees received written and oral information from both SIMC and DeAM. SIMC recommended the selection of the DeAM and reviewed the considerations that had led to the recommendation. The Trustees also met with representatives of the DeAM and considered information about key personnel, investment philosophy and process and performance track record, among other factors. In recommending that the Shareholders approve the proposed Investment Sub-Advisory Agreement, the Trustees carefully evaluated the investing experience of DeAM's key personnel and the quality of services DeAM can be expected to provide to the Fund, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Fund since commencement of operations; (3) the nature and quality of the services rendered as adviser and expected to be rendered as sub-adviser to the Fund; (4) the distinct investment objective and policies of the Fund; (5) the fact that the compensation payable to DeAM by the Fund under the proposed Investment Sub-Advisory Agreement will be at the same rate as the compensation payable to DeAM under the Current Advisory Agreement; (6) the history, reputation, qualification and background of DeAM, as well as the qualifications of its personnel and its financial condition; (7) its performance records; (8) the benefits expected to be realized as a result of the "Manager of Managers" structure; and (9) other factors deemed relevant. The Trustees also reviewed the fees to be paid to DeAM in comparison to those being charged in the relevant segment of the mutual fund business.

     The Board of Trustees is recommending that Shareholders of the Fund approve DeAM as a sub-adviser to the Fund and approve the form of Investment Sub-Advisory Agreement between SIMC and DeAM. Proposal 3 below will become effective as of approval of Proposal 1 and 2.

     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

     GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

     TRUSTEES AND OFFICERS. Information is set forth below about the Trust's current Trustees and principal executive officers, including their names, positions with the Trust, and association with SIMC.

------------------------------------------------------------------------------------------------------------
     NAME                               POSITION WITH THE FUND                POSITION WITH SIMC
------------------------------------------------------------------------------------------------------------
  Robert A. Nesher               Chairman of the Board of Trustees                    None
------------------------------------------------------------------------------------------------------------
  William M. Doran                       Trustee                                      None
------------------------------------------------------------------------------------------------------------
  F. Wendell Gooch                       Trustee                                      None
------------------------------------------------------------------------------------------------------------
  Rosemarie B. Greco                     Trustee                                      None
------------------------------------------------------------------------------------------------------------
  James M. Storey                        Trustee                                      None
------------------------------------------------------------------------------------------------------------
  George J. Sullivan, Jr.                Trustee                                      None
------------------------------------------------------------------------------------------------------------
  Edward D. Loughlin               President and CEO                        Executive Vice President
------------------------------------------------------------------------------------------------------------
  Todd B. Cipperman           Vice President and Asst. Sec.               Senior Vice President, General
                                                                             Counsel and Asst. Sec
------------------------------------------------------------------------------------------------------------
  Timothy D. Barto            Vice President and Asst. Sec.               Vice President and Asst. Sec.
------------------------------------------------------------------------------------------------------------
  James R. Foggo              Vice President and Asst. Sec.               Vice President and Asst. Sec.
------------------------------------------------------------------------------------------------------------
  Lydia A. Gavalis            Vice President and Asst. Sec.               Vice President and Asst. Sec.
------------------------------------------------------------------------------------------------------------
  Christine M. McCullough     Vice President and Asst. Sec.               Vice President and Asst. Sec.
------------------------------------------------------------------------------------------------------------
  Cynthia M. Parrish          Vice President and Asst. Sec.               Vice President and Asst. Sec.
------------------------------------------------------------------------------------------------------------
  Richard W. Grant                     Secretary                                      None
------------------------------------------------------------------------------------------------------------
  Mark E. Nagle                   Controller and CFO                                  None
------------------------------------------------------------------------------------------------------------

     DISTRIBUTION. SEI Investments Distribution Co. ("SIDCo."), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, acts as the distributor of the Trust's shares pursuant to the Distribution Agreement dated December 3, 1982 between the Trust and SIDCo.

     FUND TRANSACTIONS. For the Fund's fiscal year ended August 31, 1999, the Fund paid $__ in brokerage commissions to _________ , an affiliated broker of the Fund. For the fiscal year ended August 31, 1999, the percentage of the Fund's aggregate brokerage commissions paid to any such affiliated broker was ____%.

     5% SHAREHOLDERS. As of June 30, 2000, the following persons were the only persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of shares of the Fund. The Trust believes that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF SHAREHOLDER                    NUMBER OF SHARES             PERCENT OF FUND
------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund-
Class A
------------------------------------------------------------------------------------------------------------
SEI Trust Company                                  3,672,134                    94.58%
Attn: Jacqueline Esposito
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------------------------------------------------------------------------
SEI Trust Company                                    199,141                     5.13%
Attn: Jacqueline Esposito
One Freedom Valley Drive
------------------------------------------------------------------------------------------------------------


                                                                  17

------------------------------------------------------------------------------------------------------------
Oaks, PA 19456
------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund-
Class B
------------------------------------------------------------------------------------------------------------
Meg and Co.                                         463,546                      6.02%
c/o United States National Bank
P.O. Box 520
Johnstown, PA 15907-0520
------------------------------------------------------------------------------------------------------------
Sheldon & Co.                                      4,685,392                    60.83%
c/o National City Bank
P.O. Box 94984
Cleveland, OH 44101-4984
------------------------------------------------------------------------------------------------------------
SEI Trust Company                                    455,994                     5.92%
Attn: Jacqueline Esposito
One Freedom Valley Drive
Oaks, PA 19456
------------------------------------------------------------------------------------------------------------

     The Trust's Trustees and officers [do not beneficially own any] shares of the Trust.

     ADJOURNMENT. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposals. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

     REQUIRED VOTE. Approval of the Proposals with respect to the Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of
(i) 67% or more of the Fund's or the Trust's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund or the Trust are present or represented by proxy, or (ii) more than 50% of the Fund's or the Trust's outstanding shares, whichever is less.

     Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal to which it relates.

     SHAREHOLDER PROPOSALS. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Investment Management Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

     REPORTS TO SHAREHOLDERS. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, upon request. Requests should be directed to the Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

     OTHER MATTERS. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                                              -----------------

     SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A
                      FORM OF INVESTMENT ADVISORY AGREEMENT
                              SEI TAX EXEMPT TRUST

     AGREEMENT made this _____ day of June, 2000, by and between SEI Tax Exempt Trust, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

     WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several Funds of shares, each having its own investment policies; and

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its Pennsylvania Municipal Bond Fund and such other Funds as the Trust and the Adviser may agree upon (individually the "Fund" and collectively the "Funds"), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Funds of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Funds, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

     The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

     The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished Adviser with copies properly certified or authenticated of each of the following:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

     (c)   Prospectus(es) of the Fund(s).

3.   OTHER COVENANTS. The Adviser agrees that it:

     (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

     (b) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing Fund transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a Fund transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer - - viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Fund. In addition, the Adviser is authorized to allocate purchase and sale orders for Fund securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Fund. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

     All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares are qualified for offer and sale, the Adviser shall bear such excess cost.

     However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the

     Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

     This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

     As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:                   SEI Investments Management Corporation
                                          One Freedom Valley Drive
                                          Oaks, PA 19456
                                          Attn:  Legal Department

     To the Trust at:                     SEI Investments Management Corporation
                                          One Freedom Valley Drive
                                          Oaks, PA 19456
                                          Attn:  Legal Department


14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

     No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


SEI TAX EXEMPT TRUST

By:---------------------------
Name:-------------------------
Title:------------------------

Attest:-----------------------


SEI INVESTMENTS MANAGEMENT CORPORATION

By:---------------------------
Name:-------------------------
Title:------------------------

Attest:-----------------------

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                               SEI TAX EXEMPT TRUST
                                       AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION


Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:


Pennsylvania Municipal Bond Fund                     0.35%

                                                                       EXHIBIT B
                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
                              SEI TAX EXEMPT TRUST

     AGREEMENT made this day__ of June, 2000, between SEI Investments Management Corporation, (the "Adviser") and Deutsche Asset Management, Inc. (the "Sub-Adviser").

     WHEREAS, SEI Tax Exempt Trust, a Massachusetts business trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated [ ] (the "Advisory Agreement") with the Trust, pursuant to which the Adviser will act as investment adviser to the Pennsylvania Municipal Bond Fund (the "Fund"), which is a series of the Trust; and

     WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Fund, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Fund entrusted to it hereunder (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Fund's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), and subject to the following:

     (a) The Sub-Adviser shall, in consultation with and subject to the direction of the Adviser, determine from time to time what Assets will be purchased, retained or sold by the Fund, and what portion of the Assets will be invested or held uninvested in cash.

     (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the written instructions and directions of the Adviser and of the Board of Trustees of the Trust delivered to the Sub-Adviser and will conform to and comply with the applicable requirements of the 1940 Act, Subchapter M of the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

     (c) The Sub-Adviser shall determine the Assets to be purchased or sold by the Fund as provided in subparagraph (a) and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Fund's Prospectus delivered to the Sub-Adviser or as the Board of Trustees or the Adviser may in writing direct from time to time, in conformity with federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser may also consider the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). Consistent with the policies of the Trust, as disclosed in the Prospectus, the Sub-Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a Fund transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer-- viewed in terms of that particular transaction or terms of the overall responsibilities of the Sub-Adviser to its discretionary clients, including the Fund. In addition, the Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Fund's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission ("SEC"), the Investment Advisers Act of 1940, as amended, and the 1940 Act, and the rules and regulations thereunder.

              On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best execution and/or a lower brokerage commission, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such clients.

         (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)
              (5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall provide to the Adviser or the Board of Trustees such periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board of Trustees may reasonably request.

              The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser any other information within the possession or control of the Sub-Adviser relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder or any exemptive or other relief that the Adviser or the Trust obtains from the SEC). The Sub-Adviser agrees that all records that it maintains on behalf of the Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-advisor, to the Adviser).

         (e) The Sub-Adviser shall provide the Fund's custodian on each business day with information relating to all transactions concerning the Fund's Assets and shall provide the Adviser with such information upon request of the Adviser.

         (f) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services to not impair the services rendered to the Adviser or the Trust. In addition, nothing in this agreement will in any way restrict the Sub-Adviser, its officers, directors or employees from trading in securities for its or their own accounts as permitted by the 1940 Act and the Sub-Adviser's Code of Ethics, provided that the Sub-Adviser's Code of Ethics materially complies with the then current Code of Ethics recommendations of the Investment Company Institute.

         (g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

         (h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the Assets. The Adviser shall instruct the custodian and other parties providing services to the Fund to forward promptly all such proxies to the Sub-Adviser.

                  Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's directors, officers or employees.

2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Trust's Declaration of Trust (as defined herein), the Prospectus, the written instructions and directions of the Board of Trustees of the Trust, the requirements of the 1940 Act, Subchapter M of the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of each of the following documents:

     (a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, herein called the "By-Laws");

     (c) the Prospectus;

     (d) any order issued by the SEC or other regulatory authority applicable to the Trust, the Fund or the Adviser; and

     (e) any other written instructions, directions or policies of the Adviser or the Trust's board of Trustees applicable to the Sub-Adviser's duties hereunder.

         The Adviser will promptly furnish to the Sub-Adviser any and all amendments or other changes to the documents specified in this
         Section 3, and the Sub-Adviser shall not be charged with complying with any such document or amendment not so delivered to the Sub-Adviser, unless the Sub-Adviser reasonably should have known the terms of such document or amendment.

4. COMPENSATION TO THE SUB-ADVISER; EXPENSES. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accepts as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

     The Sub-Adviser shall be responsible for its own expenses in performing its duties hereunder but shall not be responsible for the expenses of the Trust or the Fund. Without limiting the generality of the foregoing, the Sub-Adviser shall not be responsible for brokerage commissions, transfer taxes or fees or custody fees of the Fund.

5. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser's obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

     The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorneys' fees and other related expenses) howsoever arising from or in connection with the performance of the Sub-Adviser's obligations under this Agreement; provided, however, that the Sub-Adviser's obligation under this Section 5 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its duties under this Agreement.

6. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of the Fund. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund: (a) by the Fund at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund; (b) by the Adviser at any time, without the payment of any penalty, on no more than 60 days' nor less than 30 days' written notice to the Sub-Adviser; or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's agreement with the Trust. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act

7. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

8. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

9. NOTICE. Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party:

     To the Adviser at:                   SEI Investments Management Corporation
                                          One Freedom Valley Drive
                                          Oaks, PA  19456
                                          Attention: Legal Department

     To the Sub-Adviser at:               Deutsche Asset Management, Inc.
                                          31 West 52nd Street
                                          New York, NY 10019-6160
                                          Attention: President

10. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

11.  MISCELLANEOUS.

     (a) A copy of the Declaration of Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding personally upon any of the Trustees, officers or shareholders of the Fund or the Trust.

     (b) Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effects of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


     SEI INVESTMENTS MANAGEMENT CORPORATION

     By:---------------------------
     Name:-------------------------
     Title:------------------------

     Attest:-----------------------


     DEUTSCHE ASSET MANAGEMENT, INC.

     By:---------------------------
     Name:-------------------------
     Title:------------------------

     Attest:-----------------------

                                   SCHEDULE A
                                     TO THE
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                                       AND
                         DEUTSCHE ASSET MANAGEMENT, INC.

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:


                              SEI TAX EXEMPT TRUST

Pennsylvania Municipal Bond Fund                         0.20%

                                                                              SEI TAX EXEMPT TRUST
                                                                        PENNSYLVANIA MUNICIPAL BOND FUND
SEI TAX EXEMPT TRUST
530 EAST SWEDESFORD ROAD                                                 SPECIAL MEETING OF SHAREHOLDERS
WAYNE, PA 19087-1693
                                                                          PROXY SOLICITED BY THE BOARD OF
                                                                        TRUSTEES FOR THE SPECIAL MEETING OF
                                                                          SHAREHOLDERS, AUGUST 29, 2000.

                                                            The undersigned, revoking previous proxies with respect to the shares (defined below), hereby appoints Edward D.
                                                            Loughlin and Todd Cipperman as proxies and each of them,
                                                            each with full power of substitution, to vote at the Special
                                                            Meeting of Shareholders of the Pennsylvania Municipal Bond
                                                            Fund (the "Fund") of SEI Tax Exempt Trust (the "Trust") to be
                                                            held in the offices of SEI Investments Management Corporation
                                                            ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania,
                                                            19456, on August 29, 2000, at 10:00 am, and any
                                                            adjournments or postponements thereof (the "Meeting") all
                                                            shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting
                                                            ("Shares") on the proposals set forth below, and in accordance with their own discretion, any other matters properly brought before the Meeting.

                                                            THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS
                                                            DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO
                                                            CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED
                                                            PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE
                                                            FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED
                                                            PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY
                                                            PROPERLY COME BEFORE THE MEETING.

                                                            The undersigned acknowledges receipt with this Proxy a
                                                            copy of the Notice of Special Meeting and the Proxy Statement
                                                            of the Board of Trustees. Your signature(s) on this Proxy
                                                            should be exactly as your name(s) appear on this Proxy. If the Shares are held jointly, each holder should sign this Proxy.
                                                            Attorneys-in-fact, executors, administrators, trustees or
                                                            guardians should indicate the full title and capacity in which they are signing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:            SEITET                     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                           THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

------------------------------------------------------------------------------------------------------------------------------------
SEI TAX EXEMPT TRUST FUNDS

THE BOARD OF TRUSTEES OF THE TRUST
RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

  VOTE ON PROPOSALS


  1. Approval for the Board of Trustees     FOR  AGAINST  ABSTAIN  3. Approval of the selection of Deutsche   FOR  AGAINST  ABSTAIN
     to appoint additional or replacement                             Asset Management Inc. ("DeAM") as the
     investment sub-advisers for the Fund                             investment sub-adviser for the Fund,
     without shareholder approval of such                             and approval of an investment
     sub-advisers, contracts.               / /    / /      / /       sub-advisory agreement between SIMC     / /    / /      / /
                                                                      and DeAM.
  2. Approval of the selection of SIMC as   / /    / /      / /
     the investment adviser for the Fund,                             PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED,
     and approval of the investment                                   POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND
     advisory agreement between the                                   THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO
     Trust, on behalf of the Fund, and                                ATTEND.
     SIMC.

  ------------------------------------------------                    --------------------------------------------
  Signature [PLEASE SIGN WITHIN BOX]     Date                         Signature (Joint Owners)            Date
------------------------------------------------------------------------------------------------------------------------------------